CERTIFICATION OF
CHIEF EXECUTIVE OFFICER AND
CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-QSB of Cirmaker Technology Corporation for the quarterly period ending June 30, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Quarterly Report on Form 10-QSB fairly presents in all material respects the financial condition and results of operations of Cirmaker Technology Corporation.

By:    /s/  Bill Liao______________
Name:         Bill Liao
Title:      Chief Executive Officer
Date:           August 14, 2003

By:    /s/  Steven Fellows_________
Name:         Steven Fellows
Title:      Chief Financial Officer
Date:       August 14, 2003